Exhibit 99.1

GALAXY GAMING, INC.

6480 Cameron Street Suite 305

Las Vegas, Nevada 89118

(702) 939-3254

www.galaxygaming.com

EVOLUTION AND GALAXY GAMING EXTEND MERGER AGREEMENT AS ACQUISITION

PROGRESSES; REMAINING REGULATORY APPROVALS ARE ANTICIPATED IN Q1 2026

With Mississippi approval secured, only two pre-close jurisdictions remain

LAS VEGAS, NOVEMBER 25, 2025 (GLOBE NEWSWIRE) – As previously announced, Galaxy Gaming, Inc.® (OTC: GLXZ) (“Galaxy” or the “Company”), the world’s leading independent developer and distributor of casino table games and technology, Evolution Malta Holding Limited, a company registered in Malta (“Evolution”), and Galaga Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Evolution, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Galaxy, with Galaxy surviving as a wholly owned subsidiary of Evolution (the “Merger”).

Evolution and Galaxy Gaming today announced that they have mutually agreed to extend the Merger Agreement “outside date” through July 17, 2026, reaffirming their mutual commitment to completing the transaction and advancing their shared vision for innovation in the gaming industry.

As part of the regulatory approval process, Evolution and Galaxy anticipate that the proposed acquisition will be approved by relevant regulatory authorities during the first quarter of 2026. With Mississippi’s approval secured in November 2025, both companies will continue to work closely with regulators to satisfy the remaining required gaming approvals by certain regulatory authorities by July 17, 2026.

“We remain fully committed to completing the acquisition of Galaxy Gaming and are confident in the progress toward regulatory approvals. This extension reflects our respect for the review processes of U.S. gaming regulators, and our shared determination to bring two complementary businesses together. Galaxy Gaming’s innovative products and technology will strengthen Evolution’s position and enable us to deliver even greater value to our customers worldwide.”

“Following close, we look forward to supporting Galaxy Gaming’s operation as an independent business unit within Evolution, preserving its unique culture while leveraging our global reach and resources to accelerate growth.” – Martin Carlesund, CEO Evolution AB (publ)

Matt Reback, CEO of Galaxy Gaming, added: “We are energized by the progress toward closing and the tremendous opportunities ahead. This transaction brings together two world-class, customer-focused teams and positions us to deliver exceptional experiences across both land-based and online channels. With Evolution’s global reach and financial strength, Galaxy Gaming will accelerate innovation and growth while preserving the independence and identity that define our brand.”

“Post-close, we will build on our proven collaboration to drive omni-channel innovation and create even greater value for our partners and players worldwide.”

Upon receipt of all required gaming approvals, the Merger Agreement’s closing condition with respect to such approvals will be met. Subject to the satisfaction or waiver of all other conditions, the Merger is expected to close shortly thereafter. Both companies anticipate closing promptly following regulatory approvals.

For further information, please contact:

For Evolution: Joakim Andersson, CFO, ir@evolution.com

For Galaxy Gaming Investor inquiries: Steve Kopjo, CFO, investors@galaxygaming.com

About Evolution

Evolution AB (publ) (“Evolution”) develops, produces, markets and licenses fully-integrated B2B Live Casino solutions to gaming operators. Since its inception in 2006, Evolution has developed into a leading B2B provider with 800+ operators among its customers. The group currently employs 20,500+ people in studios across Europe and in North America. The parent company is based in Sweden and listed on Nasdaq Stockholm with the ticker EVO. Visit www.evolution.com for more information. Evolution is licensed and regulated by the Malta Gaming Authority under license MGA/B2B/187/2010. Evolution is also licensed and regulated in many other jurisdictions, including the United Kingdom, Belgium, Canada, Romania, South Africa.

About Galaxy Gaming

Headquartered in Las Vegas, Nevada, Galaxy Gaming (galaxygaming.com) develops and distributes innovative games, bonusing systems, and technology solutions to physical and online casinos worldwide. Galaxy Gaming offers games proven to perform developed by gaming experts and backed by the highest level of customer support. Galaxy Gaming Digital is the world’s leading licensor of proprietary table games to the online gaming industry. Galaxy Gaming has 131 licenses worldwide, including licenses in 28 U.S. states.

SAFE HARBOR

This press release contains, and oral statements made from time to time by representatives of either Galaxy or Evolution may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

These forward-looking statements reflect the current views, models, and assumptions of Galaxy and/or Evolution (as applicable), and are subject to various risks and uncertainties that cannot be predicted or qualified and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the control of the Company that may cause actual results in the Company’s performance to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to:

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the ability to complete the Merger on the proposed terms or on the anticipated timeline, or at all, including securing the necessary regulatory approvals and satisfaction of other closing conditions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the Merger disrupts the Company’s current plans and operations or diverts the attention of the Company’s management or employees from ongoing business operations; the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with customers and other third parties as a result of the Merger; the risk that the Merger may involve unexpected costs and/or unknown or inestimable liabilities; the risk that the Company’s business may suffer as a result of uncertainty surrounding the Merger; the risk of stockholder litigation; effects relating to the announcement or the consummation of the Merger on the market price of the Company’s common stock; and

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the ability of Galaxy to enter and maintain strategic alliances, product placements or installations in land based casinos or grow its iGaming business; garner new market share; secure licenses in new jurisdictions or maintain existing licenses; successfully develop or acquire and sell proprietary products; comply with regulations, changes in gaming related and non-gaming related statutes and regulations and/or self-imposed restrictions imposed on and by our customers that affect their revenues in land-based casino and online casino markets; have its games approved by relevant jurisdictions; and adapt to changes resulting from the COVID-19 or other pandemics including without limitation, government imposed shut downs, travel restrictions and supply chain interruptions; and other factors.

Additional information concerning these and other risk factors can be found in the Company’s filings with the Securities and Exchange Commission, including in the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Definitive Proxy Statement.

All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements. While forward-looking statements reflect the good faith beliefs of each of the Company and/or Evolution (as applicable), they are not guarantees of future performance or events and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this press release. Galaxy and Evolution each expressly disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes.